NICHOLAS | APPLEGATE® Institutional Funds

Supplement to Class I, II and R Shares Prospectuses and
Statement of Additional Information dated August 28, 2006

June 5, 2007

The following information updates the “Portfolio Management” section as follows:

Nicholas Melhuish will retire from Nicholas-Applegate effective September 25, 2007.  Between now and then he will be transitioning his global equity portfolio management responsibilities to Christopher A. Herrera, Portfolio Manager.  Mr. Herrera will assume responsibility for the day-to-day management of the Global Select Fund’s portfolio. In addition, Nelson W. Shing, Portfolio Manager, is added to the Fund’s management team.  Mr. Herrera’s and Mr. Shing’s biographical information are as follows:

CHRISTOPHER A. HERRERA

PORTFOLIO MANAGER

Joined firm in July 2000; Portfolio Manager for Global Select Fund since April 2006. He has 5 years prior experience as an intern with the Adviser and with Lehman Brothers Global Real Estate Group.

M.B.A.—University of California, Berkeley

B.S.—University of Southern California

 NELSON W. SHING

PORTFOLIO MANAGER

Joined firm in 2003; 6 years prior investment experience with Pequot Capital Management, Inc.; Morgan Stanly Investment Management, Inc.; C. Blair Asset Management, LP; and Credit Suisse First Boston Corporation

B.S.—University of California, Berkeley

Mr. Herrera and Mr. Shing do not beneficially hold any shares of the Fund as of the date of this supplement.